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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                    MAS FUNDS
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

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                                    MAS FUNDS
                                ONE TOWER BRIDGE
                      WEST CONSHOHOCKEN, PENNSYLVANIA 19428

                    Notice of Special Meeting of Shareholders
                        to be held on September 25, 1998


Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Municipal Portfolio (the "Portfolio") of MAS Funds (the "Fund") will be held at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428, on September 25, 1998 at 10:00 a.m., local time, for the following purposes:

     1. To consider and vote on a proposal to amend the investment policies of the Municipal Portfolio to read that the Portfolio will invest its assets so that at least 80% of its income will be exempt from regular federal income tax.

     2. To transact such other business as may properly come before the Meeting or any adjourned session.

All Shareholders of the Portfolio are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote at that time.

Shareholders of the Portfolio of record at the close of business on August 10, 1998 are entitled to vote at the Meeting or any adjourned session thereof.

                                             By order of the Board of Trustees


                                             JOHN H. GRADY, JR.
                                             Secretary

August 21, 1998

                  PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY
                    PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID
                   ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



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                          MAS FUNDS MUNICIPAL PORTFOLIO

                                ONE TOWER BRIDGE
                      WEST CONSHOHOCKEN, PENNSYLVANIA 19428

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1998

                                 PROXY STATEMENT
                              Dated August 21, 1998

The enclosed proxy is solicited by and on behalf of the Board of Trustees ("Board") of MAS Funds (the "Fund") in connection with the Special Meeting of Shareholders (the "Meeting") of the Municipal Portfolio (the "Portfolio") to be held on September 25, 1998 at 10:00 a.m., local time, at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428. The primary purpose of the Meeting is to consider and vote on a proposal to amend the investment policies of the Municipal Portfolio as set forth in the following Proposal. We expect to mail this proxy statement to Shareholders on or about August 28, 1998.

In addition to the solicitation of proxies by mail, officers of the Fund and employees of Miller Anderson & Sherrerd, LLP (the "Adviser") may solicit proxies in person or by telephone. All costs of solicitation (including printing and mailing this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Portfolio. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

The Fund will furnish, without charge, a copy of the most recent Annual Report, and subsequent Semi-Annual Report, to Shareholders of the Portfolio on request. To obtain these reports, please contact the Fund at One Tower Bridge, West Conshohocken, Pennsylvania 19428 or by calling (800) 354-8185.

Holders of record of the Portfolio at the close of business on August 10, 1998 are entitled to vote at the Meeting or at any adjourned session. Each share is entitled to one vote. As of the record date, there were approximately 5,209,425.495 shares of the Municipal Portfolio outstanding.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy. If no instruction is on the proxy, the persons named as proxies will vote in accordance with the Board's recommendation. Proxies may be revoked at any time





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before they are exercised by subsequently executing and submitting a revised proxy, by notifying the Secretary of the Fund in writing, or by voting in person at the Meeting. The Fund's mailing address is One Tower Bridge, West Conshohocken, Pennsylvania 19428. Abstentions and proxies signed and returned by brokers without voting on the Proposal ("broker non-votes") will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present and for purposes of determining whether a majority of the outstanding voting securities is present at the Meeting. Abstentions and broker non-votes will therefore have the effect of counting against the Proposal.

If sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. The adjournment(s) may not exceed 60 days in the aggregate. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, whether or not a quorum is present. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Portfolio.

Please read the section entitled "Discussion of the Proposal" for an explanation of the proposal.

PROPOSAL TO AMEND THE MUNICIPAL PORTFOLIO'S POLICIES ON
INVESTING IN MUNICIPAL SECURITIES.

The Board has approved a proposal to amend the Municipal Portfolio's investment policies on investing in municipal securities. Currently, this policy states that the Portfolio generally will invest at least 80% of its assets in municipal securities (defined as "Municipals" in the Fund's prospectus). Subject to shareholder approval, the Board has approved amending this policy so that the Portfolio generally will invest its assets in such a way that at least 80% of its income will be exempt from federal regular income tax.

                           Discussion of the Proposal

The Portfolio's investment objective is to realize above-average total return. Total return is the combination of the income the Portfolio receives on the securities it holds and the increase or decrease in market value of those securities relative to the purchase price (commonly known as "capital gain").

The Portfolio's current policy, which requires that it generally invest at least 80% of its assets in municipal securities, may cause it to miss opportunities to invest in certain types of fixed income securities that have the potential to enhance the Portfolio's total return without




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materially increasing the portion of the Portfolio's income distribution that is subject to federal income tax. The Adviser believes that a wider range of investments will enhance the diversification of the Portfolio's investments, which may help to reduce the overall risk of the Portfolio. At the same time, the Adviser believes that the proposed change in the Portfolio's investment policy will assist it by enhancing the Portfolio's ability to invest in fixed income instruments that offer opportunities for capital gain, while ensuring that generally, at least 80% of its income is exempt from regular federal income tax. Certain capital gains realized by the Portfolio are distributed to shareholders and taxed as ordinary income. Other capital gains realized by the Portfolio are distributed to shareholders and taxed as capital gains. Capital gains are taxed at different rates depending on the length of time the Portfolio held the particular securities. The Adviser does not expect the new policy to change substantially the amount of taxable dividends distributed to shareholders as compared with past distributions.

In approving the proposed policy change, the Board considered the Adviser's representations described above, the desirability of providing the Adviser with greater flexibility in managing the Portfolio, and other matters it deemed material. Because the Portfolio's current policy on investing at least 80% of its assets in municipal securities is fundamental, the Portfolio needs the approval of its Shareholders in order to amend this investment policy. If the Portfolio's Proposal is not approved, the Portfolio's current investment policy will remain unchanged and the Board will consider appropriate alternative approaches.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE
PORTFOLIO VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO
THE PORTFOLIO'S INVESTMENT POLICY.

GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

Investment Adviser

The Fund's Adviser, Miller Anderson & Sherrerd, LLP, is a Pennsylvania limited partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. The Adviser is wholly-owned by subsidiaries of Morgan Stanley, Dean Witter & Co. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and, as of June 30, 1998, had approximately $67 billion in assets under management.

Fund Administration

Miller Anderson & Sherrerd, LLP, serves as the Fund's Administrator under an Administration Agreement dated November 18, 1993. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, provides accounting and other services pursuant to a subadministration agreement with Miller Anderson & Sherrerd, LLP.

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Distribution of Shares

MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser, One Tower Bridge, P.O. Box 868, West Conshohocken, Pennsylvania 19428-0868, serves as the Fund's distributor under a Distribution Agreement with the Fund.

Beneficial Owners

The following table sets forth certain information as of August 10, 1998 concerning each person who is a beneficial owner of more than 5% of the shares of the Municipal Portfolio. The Adviser may be deemed to "beneficially own" a substantial number of shares of the Portfolio because its investment advisory relationships may permit it to dispose of shares or advise Shareholders to dispose of shares.

                                      Amount of Beneficial     Percentage of
Name and Address                       Ownership (Shares)   Portfolio's Shares
----------------                       ------------------   ------------------
Robert A. Fox                              592,465.637             11.4%
c/o R.A.F. Industries
165 Township Line Road
Suite 2100
Jenkintown, PA 19046

Wachovia Bank, N.A.                        590,738.029             11.3%
Ttee U/A 6/20/95
W/ Sylvia M. Thompson for Grantor
P.O. Box 3073
301 N. Main Street
Winston-Salem, NC 27150

Batrus & Co.                               519,922.264             10.0%
c/o Bankers Trust Company
P.O. Box 9005
Church Street Station
New York, NY 10008





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                                      Amount of Beneficial     Percentage of
Name and Address                       Ownership (Shares)   Portfolio's Shares
----------------                       ------------------   ------------------
Balsa & Co. (Reinvest)                     431,144.283             8.3%
c/o Chase Manhattan Bank
P.O. Box 1768
Grand Central Station
New York, NY 10163-1768


As of August 10, 1998, the Fund's trustees and officers beneficially owned less than 1% of the shares of the Portfolio.


Required Vote

Approval of the Proposal requires the affirmative vote of the lesser of either
(1) holders of at least a majority of the outstanding shares of the Portfolio, or (2) holders of at least 67% of the shares of the Portfolio represented in person or by proxy at the Meeting if at least a majority of the outstanding shares of that Portfolio is so represented.

Shareholder Proposals

As a Pennsylvania business trust, the Fund is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to the Fund's Secretary John H. Grady, Jr., c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428, to be considered for inclusion in the Fund's proxy statement for a subsequent meeting.

Other Matters

The Board of Trustees does not know of any matters to be presented at the Meeting other than the Proposal set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

A list of Shareholders of the Fund entitled to be present and vote at the Meeting will be available for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting. The list will be available at the Fund's offices, One Tower Bridge, West Conshohocken, PA 19428.





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Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Portfolio to additional expense.

PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY STILL VOTE IN PERSON. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.


August 21, 1998



                                                              John H. Grady, Jr.
                                                              Secretary




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                        MAS Funds -- Municipal Portfolio
          Proxy for Special Meeting of Shareholders, September 25, 1998

         The undersigned Shareholder(s) of the Municipal Portfolio ("Portfolio") of MAS Funds (the "Fund"), revoking previous proxies, hereby appoint(s) Lorraine Truten, James A. Gallo, and Richard J. Shoch, and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on September 25, 1998, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Meeting on the proposal set forth below respecting the amendment of the Portfolio's investment policy and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund which recommends a vote "FOR" the following proposals:

I. To approve an amendment to the Portfolio's investment policies on investing in municipal securities.

              [  ]  FOR      [  ]  AGAINST        [  ]  ABSTAIN

II.  Not applicable.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the proposal to amend the Portfolio's investment policy and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.

Dated: _____________, 1998                         _____________________________
                                                   Signature

                                                   _____________________________
                                                   Signature






Please date, sign and return this proxy promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you do attend the Meeting.